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                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                  Form 8-K/A

                      AMENDMENT TO APPLICATION OR REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                 May 22, 1995
                                AMENDMENT NO. 2

                         Southern National Corporation

            (Exact name of registrant as specified in its charter)


                        Commission file number: 1-10853


           North Carolina                              56-0939887
           --------------                              ----------
      (State of Incorporation)             (I.R.S. Employer Identification No.)


        200 West Second Street
     Winston-Salem, North Carolina                         27101
     -----------------------------                         -----
(Address of principal executive offices)                 (Zip Code)


                                (910) 733-3001
             (Registrant's telephone number, including area code)


                                --------------



This Form 8-K has 4 pages. The sequential numbering of the pages is indicated in the lower right corner.


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


     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated March 14, 1995, as amended on May 15, 1995, as set forth in the pages attached hereto.

     Pursuant to Item 7(b) of the registrant's Current Report on Form 8-K dated March 14, 1995, as amended on May 15, 1995, the registrant hereby files the following pro forma information:

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------   ---------------------------------

     b.   Pro Forma Financial Information

          Pro Forma Statements of Condition as of December 31, 1994
                (unaudited)

          Pro Forma Statements of Operations for the Years Ended December 31,
                1994, 1993 and 1992 (unaudited)


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                                SOUTHERN NATIONAL CORPORATION


                                                /s/ SHERRY A. KELLETT
Date: May 22, 1995                              -----------------------------
                                                    Sherry A. Kellett
                                                    Controller

                PRO FORMA CONSOLIDATED STATEMENTS OF CONDITION
  SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL CORPORATION AND COMMERCE BANK
                              December 31, 1994
                 (Dollars in thousands, except per share data)

                                                                                  BB&T                 Adjustments   Pro Forma
                                                                      SNC       Financial    Commerce   Incr (Dcr)   Combined
                                                                  ----------   -----------   --------  ----------- -----------
Assets
  Cash and due from depository institutions                       $  264,664   $   340,036   $ 33,094  $      --   $   637,794
  Interest-bearing bank balances                                         962        19,000         --      1,000        20,962
  Federal funds sold and securities purchased under
    resale agreements or similar arrangements                          9,010         4,011         --         --        13,021
  Securities available for sale (at market)                          992,016     2,369,371     98,311         --     3,459,698
  Loans held for sale                                                 21,464            --         --    114,887       136,351
  Securities held to maturity (market value: $1,889,911)           1,774,202       102,067     89,150         --     1,965,419
  Loans and leases                                                 5,434,878     7,199,569    450,798   (113,494)   12,971,751
        Allowance for losses                                         (70,573)      (93,504)    (7,657)        --      (171,734)
                                                                  ----------   -----------   --------  ---------   -----------
         Net loans and leases                                      5,364,305     7,106,065    443,141   (113,494)   12,800,017
                                                                  ----------   -----------   --------  ---------   -----------
  Premises and equipment, net                                        165,068       149,240     18,761         --       333,069
  Other assets                                                       164,449       304,540     17,886      1,857       488,732
                                                                  ----------   -----------   --------  ---------   -----------
        Total assets                                              $8,756,140   $10,394,330   $700,343  $   4,250   $19,855,063
                                                                  ==========   ===========   ========  =========   ===========

Liabilities and Shareholders' Equity
  Deposits:
    Noninterest-bearing                                           $  782,172   $   941,594   $119,253  $      --   $ 1,843,019
    Interest-bearing                                               5,382,908     6,578,730    509,497         --    12,471,135
                                                                  ----------   -----------   --------  ---------   -----------
       Total deposits                                              6,165,080     7,520,324    628,750         --    14,314,154
  Short-term borrowings                                            1,654,465     1,234,063     14,000         --     2,902,528
  Accounts payable and other liabilities                             106,721       110,828      2,974     10,626       231,149
  Long-term debt                                                     197,530       706,471      6,754         --       910,755
                                                                  ----------   -----------   --------  ---------   -----------
       Total liabilities                                           8,123,796     9,571,686    652,478     10,626    18,358,586
                                                                  ----------   -----------   --------  ---------   -----------
  Shareholders' equity:
    Preferred stock, $5 par, 5,000,000 shares authorized,
      770,000 issued and outstanding in 1994                           3,850            --         --         --         3,850
    Common stock, $5 par, 300,000,000 shares authorized,
      102,215,032 issued and outstanding in 1994                     220,794        91,127      6,874    192,280       511,075
    Paid-in capital                                                  164,934       282,535     30,410   (192,280)      285,599
    Retained earnings                                                273,480       495,427     13,448     (6,376)      775,979
    Unearned compensation                                             (2,650)       (4,792)        --         --        (7,442)
    Net unrealized depreciation on securities available for sale     (28,064)      (41,653)    (2,867)        --       (72,584)
                                                                  ----------   -----------   --------  ---------   -----------
       Total shareholders' equity                                    632,344       822,644     47,865     (6,376)    1,496,477
                                                                  ----------   -----------   --------  ---------   -----------
       Total liabilities and shareholders' equity                 $8,756,140   $10,394,330   $700,343  $   4,250   $19,855,063
                                                                  ==========   ===========   ========  =========   ===========


                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
  SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL CORPORATION AND COMMERCE BANK
                     For the Year Ended December 31, 1994
                 (Dollars in thousands, except per share data)

                                                                                  BB&T                 Adjustments   Pro Forma
                                                                      SNC       Financial    Commerce   Incr (Dcr)   Combined
                                                                  ----------   -----------   --------  ----------- -----------
Interest Income
  Interest and fees on loans and leases                           $423,461     $561,564      $35,783   $   248     $1,021,056
  Interest and dividends on securities                             152,471      126,139       13,195        --        291,805
  Interest on temporary investments                                  2,456        2,396          580      (248)         5,184
                                                                  --------     --------      -------   -------     ----------
    Total interest income                                          578,388      690,099       49,558        --      1,318,045
                                                                  --------     --------      -------   -------     ----------
Interest Expense
  Interest on deposits                                             191,005      230,917       19,954        --        441,876
  Interest on short-term borrowings                                 48,938       49,461           77        --         98,476
  Interest on long-term debt                                        15,728       24,535          664        --         40,927
                                                                  --------     --------      -------   -------     ----------
    Total interest expense                                         255,671      304,913       20,695        --        581,279
                                                                  --------     --------      -------   -------     ----------
Net Interest Income                                                322,717      385,186       28,863        --        736,766
  Provision for loan and lease losses                                7,246        8,000        2,600        --         17,846
                                                                  --------     --------      -------   -------     ----------
Net Interest Income After Provision for
  Loan and Lease Losses                                            315,471      377,186       26,263        --        718,920
                                                                  --------     --------      -------   -------     ----------
Noninterest Income
  Service charges on deposit accounts                               35,222       44,906        3,957    (1,330)        82,755
  Nondeposit fees and commissions                                   32,004       61,120        3,144     4,008        100,276
  Securities gains, net                                                906        2,120           48        --          3,074
  Other income                                                      14,914       22,337        1,644     1,047         39,942
                                                                  --------     --------      -------   -------     ----------
    Total noninterest income                                        83,046      130,483        8,793     3,725        226,047
                                                                  --------     --------      -------   -------     ----------
Noninterest Expense
  Personnel expense                                                119,023      163,325       11,644      (559)       293,433
  Occupancy and equipment expense                                   36,143       50,261        4,579        --         90,983
  Federal deposit insurance expense                                 14,401       16,886           --     1,410         32,697
  Other expense                                                     61,662       93,637        8,609     2,315        166,223
                                                                  --------     --------      -------   -------     ----------
    Total noninterest expense                                      231,229      324,109       24,832     3,166        583,336
                                                                  --------     --------      -------   -------     ----------
Earnings
  Income before income taxes                                       167,288      183,560       10,224       559        361,631
  Provision for income taxes                                        57,644       63,678        3,213       224        124,759
                                                                  --------     --------      -------   -------     ----------
Net Income                                                         109,644      119,882        7,011       335        236,872

Preferred dividend requirements                                      5,198           --           --        --          5,198
                                                                  --------     --------      -------   -------     ----------
Income applicable to common shares                                $104,446     $119,882      $ 7,011   $   335     $  231,674
                                                                  ========     ========      =======   =======     ==========
Per Common Share
  Net income:
    Primary                                                       $   2.38     $   3.27      $  2.48               $     2.26
                                                                  ========     ========      =======               ==========
    Fully diluted                                                 $   2.27     $   3.27      $  2.37               $     2.21
                                                                  ========     ========      =======               ==========
  Cash dividends paid per common share                            $   0.74     $   1.12      $  0.70               $     0.74
                                                                  ========     ========      =======               ==========

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
  SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL CORPORATION AND COMMERCE BANK
                     For the Year Ended December 31, 1993
                 (Dollars in thousands, except per share data)

                                                                          BB&T                       Adjustments     Pro Forma
                                                            SNC         Financial      Commerce       Incr (Dcr)     Combined
                                                       -------------  -------------  -------------  -------------  -------------
Interest Income
  Interest and fees on loans and leases                $    405,121   $    479,212   $     30,861   $        376   $    915,570
  Interest and dividends on securities                      139,768        124,271         15,689              -        279,728
  Interest on temporary investments                           2,421          1,668            697           (376)         4,410
                                                       -------------  -------------  -------------  -------------  -------------
     Total interest income                                  547,310        605,151         47,247              -      1,199,708
                                                       -------------  -------------  -------------  -------------  -------------
Interest Expense
  Interest on deposits                                      195,204        212,668         20,322              -        428,194
  Interest on short-term borrowings                          18,849         24,733             26              -         43,608
  Interest on long-term debt                                 22,794         10,961            635              -         34,390
                                                       -------------  -------------  -------------  -------------  -------------
     Total interest expense                                 236,847        248,362         20,983              -        506,192
                                                       -------------  -------------  -------------  -------------  -------------
Net Interest Income                                         310,463        356,789         26,264              -        693,516
  Provision for loan and lease losses                        31,438         19,048          2,825              -         53,311
                                                       -------------  -------------  -------------  -------------  -------------
Net Interest Income After Provision for
 Loan and Lease Losses                                      279,025        337,741         23,439              -        640,205
                                                       -------------  -------------  -------------  -------------  -------------
Noninterest Income
  Service charges on deposit accounts                        36,838         40,764          3,428         (1,360)        79,670
  Nondeposit fees and commissions                            22,490         57,963          4,435          6,892         91,780
  Securities gains, net                                      13,714          1,720          1,407              -         16,841
  Other income                                               14,630         19,080          1,385         (3,068)        32,027
                                                       -------------  -------------  -------------  -------------  -------------
     Total noninterest income                                87,672        119,527         10,655          2,464        220,318
                                                       -------------  -------------  -------------  -------------  -------------
Noninterest Expense
  Personnel expense                                         131,681        147,644         10,721           (559)       289,487
  Occupancy and equipment expense                            38,153         40,344          4,134              -         91,631
  Federal deposit insurance expense                          14,074         15,327              -          1,329         30,730
  Loss on bulk sale of assets                                49,147              -              -              -         49,147
  Other expense                                             103,004         89,259          8,851          1,135        202,249
                                                       -------------  -------------  -------------  -------------  -------------
     Total noninterest expense                              336,059        301,574         23,706          1,905        663,244
                                                       -------------  -------------  -------------  -------------  -------------
Earnings
  Income before income taxes                                 30,638        155,694         10,388            559        197,279
  Provision for income taxes                                 22,445         50,682          3,837            224         77,188
                                                       -------------  -------------  -------------  -------------  -------------
  Income before cumulative effect of
  changes in accounting principles                            8,193        105,012          6,551            335        120,091
    Less: cumulative effect of changes
    in accounting principles, net of
    income taxes                                             27,217              -              -          7,046         34,263
                                                       -------------  -------------  -------------  -------------  -------------
Net (Loss) Income                                           (19,024)       105,012          6,551         (6,711)        85,828
Preferred dividend requirements                               5,198              -              -              -          5,198
                                                       -------------  -------------  -------------  -------------  -------------
(Loss) Income applicable to common shares              $    (24,222)  $    105,012   $      6,551   $     (6,711)  $     80,630
                                                       =============  =============  =============  =============  =============
Per Common Share
  Net (loss) income:
    Primary
      Income before cumulative effect                  $       0.07   $       2.95   $       2.38                  $       1.16
      Less: cumulative effect                                  0.64              -              -                          0.35
                                                       -------------  -------------  -------------                 -------------
        Net (loss) income                              $      (0.57)  $       2.95   $       2.38                  $       0.81
                                                       =============  =============  =============                 =============
    Fully diluted
      Income before cumulative effect                  $       0.07   $       2.91   $       2.28                  $       1.16
      Less: cumulative effect                                  0.64              -              -                          0.35
                                                       -------------  -------------  -------------                 -------------
        Net (loss) income                                     (0.57)          2.91           2.28                          0.81
                                                       =============  =============  =============                 =============
  Cash dividends paid per common share                 $       0.64   $       1.02   $       0.51                  $       0.64
                                                       =============  =============  =============                 =============

                PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
  SOUTHERN NATIONAL CORPORATION, BB&T FINANCIAL CORPORATION AND COMMERCE BANK
                     For the Year Ended December 31, 1992
                 (Dollars in thousands, except per share data)


                                                                          BB&T                       Adjustments     Pro Forma
                                                            SNC         Financial      Commerce       Incr (Dcr)     Combined
                                                       -------------  -------------  -------------  -------------  -------------
Interest Income
  Interest and fees on loans and leases                $    428,923   $    454,061   $     30,175   $        434   $    913,593
  Interest and dividends on securities                      137,025        135,529         13,689              -        286,243
  Interest on temporary investments                           5,486          2,026          1,075           (434)         8,153
                                                       -------------  -------------  -------------  -------------  -------------
     Total interest income                                  571,434        591,616         44,939              -      1,207,989
                                                       -------------  -------------  -------------  -------------  -------------
Interest Expense
  Interest on deposits                                      251,172        249,876         21,845              -        522,893
  Interest on short-term borrowings                          14,964         16,996             19              -         31,979
  Interest on long-term debt                                 25,652          8,711            550              -         34,913
                                                       -------------  -------------  -------------  -------------  -------------
     Total interest expense                                 291,788        275,583         22,414              -        589,785
                                                       -------------  -------------  -------------  -------------  -------------
Net Interest Income                                         279,646        316,033         22,525              -        618,204
  Provision for loan and lease losses                        25,671         32,975          4,225              -         62,871
                                                       -------------  -------------  -------------  -------------  -------------
Net Interest Income After Provision for
 Loan and Lease Losses                                      253,975        283,058         18,300              -        555,333
                                                       -------------  -------------  -------------  -------------  -------------
Noninterest Income
  Service charges on deposit accounts                        36,455         33,606          3,006         (1,399)        71,668
  Nondeposit fees and commissions                            20,454         42,894          3,025         12,763         79,136
  Securities gains, net                                       1,972          6,268          1,098              -          9,338
  Other income                                               19,871         12,781          1,081         (8,002)        25,731
                                                       -------------  -------------  -------------  -------------  -------------
     Total noninterest income                                78,752         95,549          8,210          3,362        185,873
                                                       -------------  -------------  -------------  -------------  -------------
Noninterest Expense
  Personnel expense                                         114,258        123,814          8,926              -        246,998
  Occupancy and equipment expense                            33,184         40,210          3,730              -         77,124
  Federal deposit insurance expense                          12,826         13,456              -          1,102         27,384
  Other expense                                              73,304         76,653          6,435          2,260        158,652
                                                       -------------  -------------  -------------  -------------  -------------
     Total noninterest expense                              233,572        254,133         19,091          3,362        510,158
                                                       -------------  -------------  -------------  -------------  -------------
Earnings
  Income before income taxes                                 99,155        124,474          7,419              -        231,048
  Provision for income taxes                                 39,997         41,853          2,477              -         84,322
                                                       -------------  -------------  -------------  -------------  -------------
Net Income                                                   59,163         82,621          4,942              -        146,726
Preferred dividend requirements                               4,605              -              -              -          4,605
                                                       -------------  -------------  -------------  -------------  -------------
Income applicable to common shares                     $     54,558   $     82,621   $      4,942   $          -   $    142,121
                                                       =============  =============  =============  =============  =============
Per Common Share
  Net income:
    Primary                                            $       1.34   $       2.53   $       2.05                  $       1.53
                                                       =============  =============  =============                 =============
    Fully diluted                                      $       1.31   $       2.43   $       1.97                  $       1.48
                                                       =============  =============  =============                 =============
  Cash dividends paid per common share                 $       0.50   $       0.91   $       0.26                  $       0.50
                                                       =============  =============  =============                 =============